Exhibit (h)(i)(B)

AMENDED AND RESTATED EXHIBIT A

THIS AMENDED AND RESTATED EXHIBIT A, dated as of May 21, 2012, is Exhibit A to that certain Transfer Agency Services Agreement dated as of July 19, 2007, between BNY Mellon Investment Servicing (US) Inc. and FundVantage Trust.

FUNDS — Classes

Cutwater Municipal Bond Inflation Protection Fund — Institutional Class

Cutwater Municipal Bond Inflation Protection Fund — Class R

Cutwater High Yield Fund - Institutional Class

Cutwater High Yield Fund — Class R

Cutwater Multi-Sector Inflation Protection Fund — Institutional Class

Cutwater Multi-Sector Inflation Protection Fund — Class R

Cutwater Investment Grade Bond Fund — Institutional Class

Cutwater Investment Grade Bond Fund — Class R

Lateef Fund — Class A

Lateef Fund — Class I

Lateef Fund — Class C

Boston Advisors US Small Cap Equity Fund — Institutional Class

Boston Advisors US Small Cap Equity Fund — Class A

Boston Advisors International Equity Fund — Institutional Class

Boston Advisors International Equity Fund — Class A

Corverus Strategic Equity Fund — Class A

Corverus Strategic Equity Fund — Class I

WHV International Equity Fund — Class A

WHV International Equity Fund — Class I

Pemberwick Fund

Private Capital Management Value Fund — Class A

Private Capital Management Value Fund — Class C

Private Capital Management Value Fund — Class I

Private Capital Management Value Fund — Class R

Estabrook Value Fund — Class A

Estabrook Value Fund — Class C

Estabrook Value Fund — Class I

Estabrook Value Fund — Class R

Estabrook Investment Grade Fixed Income Fund — Class A

Estabrook Investment Grade Fixed Income Fund — Class C

Estabrook Investment Grade Fixed Income Fund — Class I

Estabrook Investment Grade Fixed Income Fund — Class R

Pacific Capital Tax-Free Securities Fund — Class Y

Pacific Capital Tax-Free Short Intermediate Securities Fund — Class Y

DuPont Capital Emerging Markets Fund - Class A

DuPont Capital Emerging Markets Fund — Class C

DuPont Capital Emerging Markets Fund — Class D

DuPont Capital Emerging Markets Fund — Class I

Polen Growth Fund — Retail Class

Polen Growth Fund — Institutional Class

Boston Advisors Broad Allocation Strategy Fund — Institutional Class

Boston Advisors Broad Allocation Strategy Fund — Class A

Compak Dynamic Asset Allocation Fund — Class A

Compak Dynamic Asset Allocation Fund — Class C

Compak Dynamic Asset Allocation Fund — Class D

Compak Dynamic Asset Allocation Fund — Class I

Gotham U.S. Value 1000 Fund — Institutional Class

Gotham Global Value 500 Fund — Institutional Class

Gotham International Value 400 Fund — Institutional Class

Formula Investing U.S. Value 1000 Fund — Class A

Formula Investing U.S. Value 1000 Fund — Class C

Formula Investing U.S. Value 1000 Fund — Class I

Formula Investing U.S. Value Select Fund — Class A

Formula Investing U.S. Value Select Fund — Class C

Formula Investing U.S. Value Select Fund — Class I

Formula Investing Global Value 500 Fund — Class A

Formula Investing Global Value 500 Fund — Class C

Formula Investing Global Value 500 Fund — Class I

Formula Investing Global Value Select Fund — Class A

Formula Investing Global Value Select Fund — Class C

Formula Investing Global Value Select Fund — Class I

Formula Investing International Value 400 Fund — Class A

Formula Investing International Value 400 Fund — Class C

Formula Investing International Value 400 Fund — Class I

Formula Investing International Value Select Fund — Class A

Formula Investing International Value Select Fund — Class C

Formula Investing International Value Select Fund — Class I

WHV Emerging Markets Equity Fund — Class A

WHV Emerging Markets Equity Fund — Class I

TW Small Cap Growth Fund — Class A

TW Small Cap Growth Fund — Advisor Class

TW Small Cap Growth Fund — Institutional Class

EIC Value Fund — Class A

EIC Value Fund — Class C

EIC Value Fund — Retail Class

EIC Value Fund — Institutional Class

SNW Oregon Short-Term Tax-Exempt Bond Fund — Class A

SNW Oregon Short-Term Tax-Exempt Bond Fund — Retail Class

SNW Oregon Short-Term Tax-Exempt Bond Fund — Institutional Class

DuPont Capital Emerging Markets Debt Fund — Class

Heitman REIT Fund — Class A

Heitman REIT Fund — Class Z

Heitman REIT Fund — Institutional Class

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Exhibit A to be executed by their officers designated below effective as of the date and year first above written.

BNY MELLON INVESTMENT SERVICING (US) INC.

		By:	/s/ Michael DeNofrio
		Name:	Michael DeNofrio
		Title:	Vice President
		Dated:	5/13/12

FUNDVANTAGE TRUST

By:	/s/ Joel Weiss
Name:	Joel Weiss
Title:	President
Date:	5/9/2012